Noble Corporation plc Third Quarter 2024 Earnings Conference Call November 6, 2024

Disclaimer Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements, including those regarding future guidance, including revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, capital additions, capital allocation expectations, including planned dividends and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales, access to capital, fleet condition and utilization, timing and amount of insurance recoveries and 2024 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission, including, but not limited to, risks related to the recently completed Diamond Transaction, including the risk that the benefits of the transaction may not be fully realized or may take longer to realize than expected. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. The Company defines net capital expenditures as capital expenditures net of reimbursements and insurance proceeds, and we define Capital Additions as additions to property and equipment. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort. 2

Summary Robust Return of Capital Program $250M in Q3 buybacks, additional $400M buyback authorization (first $400M authorization 90% complete), >6% dividend yield Approximately $790M in New Contracts Since Last Quarter Sam Croft, Tom Madden, Don Taylor, Bob Douglas, Ocean Endeavor Q4 Outlook: Adjusted EBITDA $275-$305M Total Revenues $850-$890M, net capital additions $105-$135M Q3 Adjusted EBITDA of $291M, Free Cash Flow of $165M 7% sequential increase in Adjusted EBITDA driven by ~4 weeks of Diamond contribution 3 Diamond Integration Progressing on Track $100M synergies (75% in year one) on track; transaction immediately accretive to FCF per share

Third Quarter Financial Highlights Adjusted EBITDA $291M $271M Net capital expenditures $119M $133M Free cash flow $165 ($26)M Net debt $1,590M $459M Backlog $6.2B $4.2B Liquidity $918M $656M Adjusted EBITDA margin 36% 39% Leverage 1.4x 0.4x 4 Prior quarter figures for Q2 2024 shown below

Current Backlog Stands at $6.2 Billion 2024 2025 2026 2027 2028 Legacy NE Floaters Jackups Legacy DO Floaters 75% 56% 21%31% Percentage of available days committed1 Backlog ($B) and Contract Coverage 5 0.5 2.6 1.7 1.0 1) Committed days on total marketed fleet of 38 rigs, excluding three cold stacked rigs, per 11/5/2024 fleet status report 2) 2024 backlog represents remaining 8 weeks of the year, from 11/5/24. 0.4 7%

Drillship Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
Noble Faye Kozack (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Viking (7g)
Noble Voyager (7g dual BOP)
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Ocean BlackHawk (7g dual BOP)
Ocean BlackHornet (7g dual BOP)
Ocean BlackLion (7g dual BOP)
Noble BlackRhino (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
Pacific Meltem (7g dual BOP)
Pacific Scirocco (6g)
cold stacked
cold stacked
Firm contracts, excluding options, per 11/5/24 fleet status

Recent Highlights

- Guyana: 4.8 additional rig years of backlog awarded to Tom Madden, Sam Croft, Don Taylor, and Bob Douglas under the CEA with ExxonMobil.

NOBLE

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Semisubmersible Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Ocean GreatWhite (HE 6g)
Ocean Courage (6g)
Ocean Apex (5g)
Ocean Endeavor (HE 5g))
Ocean Patriot (HE 3g)
Ocean Onyx (5g)
cold stacked

Recent Highlights

- Ocean Endeavor: 130-day extension with Shell in the UK North Sea, March-July 2025

Firm contracts, excluding options, per 11/5/24 fleet status

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Jackup Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
ULTRA HARSH ENVIRONMENT
Noble Innovator (CJ70)
Noble Integrator (CJ70)
Noble Interceptor (CJ70)
Noble Intrepid (CJ70)
Noble Invincible (CJ70)
HARSH ENVIRONMENT
Noble Reacher (CJ50)
Noble Resilient (CJ50)
Noble Resolute (CJ50)
Noble Resolve (CJ50)
Noble Highlander (JU-2000E)
Noble Tom Prosser (JU-3000N)
Noble Mick O'Brien (JU-3000N)
Noble Regina Allen (JU-3000N)
Firm contracts, excluding options, per 11/5/24 fleet status

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Financial Overview ($ millions) Quarter End 9/30/2024 Quarter End 6/30/2024 Revenue 801 693 Adjusted EBITDA 291 271 margin % 36% 39% Net Income 61 195 Diluted EPS 0.40 1.34 Cash flow from operations 284 107 Cash paid for capital expenditures, net 119 133 Free cash flow 165 (26) Net debt 1 1,590 459 Leverage 2 1.4x 0.4x Liquidity 3 918 656 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 9/30/24 liquidity includes $392 million cash and cash equivalents plus $526 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 10.

Q4 2024 Guidance Revenue 850 - 890 Adjusted EBITDA 275 – 305 Capital Additions, net of reimbursements 105 – 135 $ millions 10

Appendix: Reconciliation to GAAP Measures Reconciliation of Adjusted EBITDA Three Months Ended September 30, Three Months Ended 2024 2023 June 30, 2024 Net income (loss) $ 61,216 $ 158,323 $ 195,008 Income tax (benefit) provision 31,608 51,659 (5,228) Interest expense, net of amounts capitalized 24,951 13,005 11,996 Interest income and other, net (2,292) (17,206) 8,183 Depreciation and amortization 109,879 77,146 90,770 Amortization of intangible assets and contract liabilities, net (3,730) (10,803) (22,497) Gain on bargain purchase — (5,005) — Merger and integration costs 69,214 12,966 10,618 (Gain) loss on sale of operating assets, net — — (17,357) Hurricane losses and (recoveries), net — 2,642 — Adjusted EBITDA $ 290,846 $ 282,727 $ 271,493 Total revenue $ 800,549 $ 697,450 $ 692,844 Adjusted EBITDA margin 36% 41% 39 % Reconciliation of Free Cash Flow Three Months Ended September 30, Three Months Ended 2024 2023 June 30, 2024 Net cash provided by (used in) operating activities $ 283,781 $ 138,768 $ 106,791 Capital expenditures, net of proceeds from insurance claims (119,104) (98,601) (132,513) Free cash flow $ 164,677 $ 40,167 $ (25,722) Reconciliation of Net Debt September 30, 2024 December 31, 2023 Long-term debt $ 1,981,237 $ 586,203 Cash and cash equivalents 391,858 360,794 Net Debt $ 1,589,379 $ 225,409